Exhibit 10.1

EXECUTION

SIXTH AMENDMENT TO SECOND AMENDED

AND RESTATED CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Sixth Amendment”), dated as of January 22, 2016, is entered into by and among SANCHEZ ENERGY CORPORATION, a Delaware corporation (“Borrower”), each of SEP HOLDINGS III, LLC, a Delaware limited liability company (“SEP”), SN MARQUIS LLC, a Delaware limited liability company (“SN Marquis”), SN COTULLA ASSETS, LLC, a Texas limited liability company (“SN Cotulla”), SN OPERATING, LLC, a Texas limited liability company (“SN Operating”), SN TMS, LLC, a Delaware limited liability company (“SN TMS”), and SN CATARINA, LLC, a Delaware limited liability company (“SN Catarina”; together with SEP, SN Marquis, SN Cotulla, SN Operating and SN TMS collectively, the “Guarantors” and each, a “Guarantor”), the Lenders party hereto (the “Approving Lenders”), and ROYAL BANK OF CANADA (“RBC”), as Administrative Agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as Issuing Bank.

RECITALS

A.            The Borrower, the Guarantors, the Lenders, RBC, as Issuing Bank, and the Administrative Agent previously entered into that certain Second Amended and Restated Credit Agreement dated as of June 30, 2014 (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of September 9, 2014, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of March 31, 2015, that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of July 20, 2015, that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated as of September 29, 2015, that certain Fifth Amendment to Second Amended and Restated Credit Agreement dated as of October 30, 2015 and as it may be further amended, restated, supplemented or modified from time to time, the “Credit Agreement”) and certain other Loan Documents (as defined in the Credit Agreement) in connection therewith.

B.            The Approving Lenders constitute the Required Lenders as defined in the Credit Agreement.

C.            The Borrower has requested that the Administrative Agent, RBC, as Issuing Bank, and the Lenders amend the Credit Agreement as set forth herein. The Administrative Agent, RBC, as Issuing Bank, and the Approving Lenders are willing to amend the Credit Agreement on the terms and conditions contained in this Sixth Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Sixth Amendment and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, the Borrower, the Guarantors, the Approving Lenders, RBC, as the Issuing Bank and the Administrative Agent agree as follows:

1.             Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

2.             Specific Amendments to Credit Agreement.  The Credit Agreement is hereby amended as follows:

(i)            The following defined terms are hereby added to Section 1.02 of the Credit Agreement in the proper alphabetical order:

“Intercreditor Agreement” means (a) an Intercreditor Agreement (in form approved by the Administrative Agent and the Required Lenders) among the Borrower, the other Loan Parties, the Administrative Agent and the administrative agent under the Permitted  Second  Lien  Documents,  and  (b) if  the Permitted Second Lien Debt is refinanced or replaced in accordance with the terms of such Intercreditor Agreement, any successor agreement entered into in accordance with such terms, in each case as the same may be amended, modified, supplemented or restated from time to time in accordance with the terms of the then effective Intercreditor Agreement.

“Permitted Second Lien Debt” means (a) Debt incurred on or after the Sixth Amendment Effective Date by the Borrower pursuant to a second lien credit facility; provided that: (i) such Debt shall be (A) in an aggregate principal amount not to exceed $400,000,000 plus any principal representing payment of interest in kind and (B) subject to the Intercreditor Agreement at all times that any Obligation is outstanding; and (ii) the Permitted Second Lien Documents shall not (A) provide for any scheduled payment of principal, scheduled mandatory Redemption or scheduled sinking fund payment before the date that is 180 days following June 30, 2019 or (B) contain terms and conditions, taken as a whole, more restrictive than those set forth in this Agreement; and (b) any second lien Debt incurred to refinance or replace the Debt referred to in the foregoing clause (a), to the extent that such refinancing or replacement is permitted under the Intercreditor Agreement.

“Permitted Second Lien Debt Original Principal Amount” means the aggregate principal amount of Permitted Second Lien Debt, excluding (a) any such Debt described in clause (b) of the definition of Permitted Second Lien Debt and (b) any Permitted Second Lien Debt comprised of principal representing payment of interest in kind.

“Permitted Second Lien Documents” means each credit or other loan agreement governing Permitted Second Lien Debt, all guarantees thereof and all other agreements, documents or instruments executed and delivered by any Loan Party in connection with, or pursuant to, the incurrence of Permitted Second Lien Debt.

Sixth Amendment to Sanchez

Second Amended and Restated Credit Agreement

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“Sixth Amendment” means that certain Sixth Amendment to Second Amended and Restated Credit Agreement dated the Sixth Amendment Effective Date among the Borrower, the Guarantors, the Sixth Amendment Approving Lenders, RBC, as Issuing Bank, and the Administrative Agent.

“Sixth Amendment Approval Fee” means, in respect of a particular Sixth Amendment Approving Lender, a fee in an amount equal to the product of (a) the Elected Commitment of such Lender as of the Sixth Amendment Effective Date and (b) fifteen basis points.

“Sixth Amendment Approving Lender” means an “Approving Lender” as defined in the Sixth Amendment.

“Sixth Amendment Effective Date” means January 22, 2016.

“Sixth Amendment Effective Date Replenishment Amount” means $1,503,602.40, being the lesser of (a) $50,000,000 and (b) the aggregate cash consideration paid on or before the Sixth Amendment Effective Date by Unrestricted Subsidiaries to acquire Senior Unsecured Notes and/or Equity Interests issued by Borrower and, on or before the Sixth Amendment Effective Date, distributed to Borrower.

“SN Terminal “ means SN Terminal, LLC, a Delaware limited liability company.

“SN UR Holdings “ means SN UR Holdings, LLC, a Delaware limited liability company.

(ii)           The defined term “Agreement” in Section 1.02 of the Credit Agreement is hereby deleted and the following is substituted therefor:

“Agreement” means this Second Amended and Restated Credit Agreement, as amended by the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment and as the same may from time to time be amended, modified, supplemented or restated.

(iii)          The defined term “Borrowing Base” in Section 1.02 of the Credit Agreement is hereby deleted and the following is substituted therefor:

“Borrowing Base” means at any time an amount equal to the amount determined in accordance with Section 2.07, as the same may be adjusted from time to time pursuant to Section 8.13(c) or Section 9.11(e)(4). The Borrowing Base effective as of the Sixth Amendment Effective Date is $425,000,000 subject to adjustment as provided in Section 2.07(b).

(iv)          The defined term “Issuance Related Debt” in Section 1.02 of the Credit Agreement is hereby deleted and the following is substituted therefor:

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“Issuance Related Debt” means (a) Senior Unsecured Notes (other than Senior Unsecured Notes described in clauses (i) and (ii) of the definition of Senior Unsecured Notes and registered senior unsecured notes issued in exchange for any Senior Unsecured Notes) and (b) Permitted Second Lien Debt (other than (i) Permitted Second Lien Debt issued in exchange for or the net proceeds of which are used to Redeem Senior Unsecured Notes, (ii) Permitted Second Lien Debt described in clause (b) of the definition of Permitted Second Lien Debt and (iii) Permitted Second Lien Debt comprised of principal representing payment of interest in kind). For the sake of clarity, Issuance Related Debt will not be deemed “incurred” for purposes of the definition of Issuance Related Borrowing Base Adjustment Amount (or “issued” for purposes of any provision of the Credit Agreement other than the definition of Senior Unsecured Notes Maximum Issuance Amount and Section 9.01) until termination or expiration of any escrow or other similar arrangement satisfactory to the Administrative Agent preventing Borrower (or any Restricted Subsidiary issuing such Debt) from having unrestricted access to and the right to use of the proceeds of such Issuance Related Debt.

(v)           The defined term “Senior Unsecured Note Maximum Issuance Amount” in Section 1.02 of the Credit Agreement is hereby deleted and the following is substituted therefor:

“Senior Unsecured Note Maximum Issuance Amount” means the maximum amount of Senior Unsecured Notes that at the time of issuance could be issued such that, after giving effect to such issuance and any repayment of Senior Unsecured Notes out of the proceeds thereof and the proceeds of any Permitted Second Lien Debt issued substantially contemporaneously therewith, the aggregate principal amount of Senior Unsecured Notes outstanding is not greater than the remainder of (a) $2,150,000,000 minus (b) the Permitted Second Lien Debt Original Principal Amount.

(vi)          The defined term “Unrestricted Cash” in Section 1.02 of the Credit Agreement is hereby deleted.

(vii)         The introductory language to the defined term “Unrestricted Subsidiary” in Section 1.02 of the Credit Agreement is hereby deleted and the following is substituted therefor:

“Unrestricted Subsidiary” means SN Midstream, SN Services, SN UR Holdings, SN Terminal and each other Subsidiary of the Borrower that is designated by the Board of Directors of the Borrower as an Unrestricted Subsidiary pursuant to a resolution of the Board of Directors of Borrower (in each case for so long as such Person remains a Subsidiary), but only to the extent that such Subsidiary:

(viii)        The defined term “Unrestricted Subsidiary Maximum Cash Investment Amount” in Section 1.02 of the Credit Agreement is hereby deleted and the following is substituted therefor:

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“Unrestricted Subsidiary Maximum Cash Investment Amount” at any time means the amount equal to (A) $50,000,000, plus (B) the aggregate amount of dividends and other distributions received by the Borrower and the Restricted Subsidiaries in cash from Unrestricted Subsidiaries after the Effective Date to and including such time, plus (C) the Sixth Amendment Effective Date Replenishment Amount, minus (D) the aggregate amount drawn under Letters of Credit issued pursuant to Section 9.05(l) which have been drawn and for which the Borrower has not then been reimbursed by the Persons whose Debt or obligations were supported by such Letters of Credit.

(ix)          The following sentence is hereby inserted immediately after the first sentence of Section 2.07(a) of the Credit Agreement:

For the period from and including the Sixth Amendment Effective Date to but excluding the first Redetermination Date thereafter, the amount of the Borrowing Base shall be Four Hundred Twenty-Five Million and No/100 Dollars ($425,000,000).

(x)           The following Section 3.05(d) is hereby added to Section 3.05 of the Credit Agreement immediately after Section 3.05(c):

(d)           Sixth Amendment Approval Fee.  The Borrower agrees to pay to the Administrative Agent on the Sixth Amendment Effective Date for the account of each Sixth Amendment Approving Lender, the Sixth Amendment Approval Fee in respect of such Sixth Amendment Approving Lender.

(xi)          The last sentence of Section 7.01 of the Credit Agreement is hereby amended by deleting the word “Fifth” and substituting therefor the word “Sixth”.

(xii)         The second sentence of Section 7.12 of the Credit Agreement is hereby deleted and the following is substituted therefor:

The Administrative Agent and the Lenders have been named as additional insureds in respect of such liability insurance policies and the Administrative Agent has been named as loss payee with respect to Property loss insurance, in each case to the extent required under Section 8.07.

(xiii)        Section 7.13 of the Credit Agreement is hereby deleted and the following is substituted therefor:

Section 7.13  Restriction on Liens.  Neither the Borrower nor any of the Restricted Subsidiaries is a party to any material agreement or arrangement (other than the Intercreditor Agreement and the Permitted Second Lien Documents), or subject to any order, judgment, writ or decree, which either restricts or purports to restrict its ability to grant Liens to the Administrative Agent and the Lenders on or in respect of their Properties to secure the Obligations and the Loan Documents.

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(xiv)        Section 7.14 of the Credit Agreement is hereby deleted and the following is substituted therefor:

Section 7.14  Subsidiaries.  Schedule 7.14 sets forth the name of, and the ownership interest of Borrower in, each Subsidiary of Borrower as of the Sixth Amendment Effective Date.  As of the Sixth Amendment Effective Date there are no Unrestricted Subsidiaries other than SN Midstream, SN Services, SN UR Holdings and SN Terminal. LLC.

(xv)         Clause (h) of Section 8.01 of the Credit Agreement is hereby deleted and the following is substituted therefor:

(h)           Incurrence of Second Lien Debt.  In the event that the Borrower intends to incur Permitted Second Lien Debt, prior written notice of such intended incurrence, the amount thereof, and the anticipated date of closing, which notice shall include a copy of the term sheet relating to such Permitted Second Lien Debt for the review and approval of the Administrative Agent and the Required Lenders and the Borrower will subsequently (but prior to the execution thereof) furnish the material documents governing the Permitted Second Lien Debt to the Administrative Agent for approval.

(xvi)        The last sentence of Section 8.07 of the Credit Agreement is hereby deleted and the following is substituted therefor:

For the sake of clarity, (i) no Loan Party shall be required to have endorsed in favor of the Administrative Agent, or have the Administrative Agent or the Lenders named as “additional insureds” on any (x) aviation, business interruption, commercial auto, control of well, D&O or employee practices liability policy, (y) property insurance policy covering computers and equipment, including office equipment or (z) in connection with the lease described in item (2) of Schedule 9.07  and (ii) it is understood and agreed that the endorsement of such policy #BD-CJP-579 in favor of and payable to the Administrative Agent as its interest may appear shall be limited to the portion thereof with respect to the assets in the Barnhart and Cotulla area and shall not extend to any assets that have been transferred by the Borrower or relevant Subsidiary to SPP.

(xvii)       Clause (b)(ii) of Section 8.13 of the Credit Agreement is hereby deleted and the following is substituted therefor:

(ii)           substitute acceptable Collateral which constitutes Oil and Gas Properties having an equivalent value and with no title defects or exceptions except for Excepted Liens (other than Excepted Liens described in clauses (e), (g) and (h) of such definition) and Liens permitted by Section 9.03(c) or

(xviii)      Clause (a)(iii) of Section 8.16 of the Credit Agreement is hereby deleted and the following is substituted therefor:

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(iii) if requested, UCC searches in form and substance satisfactory to the Administrative Agent, and evidence reasonably satisfactory to the Administrative Agent that any Liens indicated in such UCC searches are Excepted Liens, Liens permitted by Section 9.03(c) or have been released,

(xix)        Section 9.02(c) of the Credit Agreement is hereby deleted and the following is substituted therefor:

(c)           Permitted Second Lien Debt and guarantees thereof by any Loan Party a party to the Intercreditor Agreement; provided that the proceeds of such Permitted Second Lien Debt are used first to repay the Loans to the extent of any Borrowing Base Deficiency resulting from any Issuance Related Borrowing Base Adjustment Amount resulting therefrom, and second, the balance if any, to finance general corporate purposes;

(xx)         Section 9.03(c) of the Credit Agreement is hereby deleted and the following is substituted therefor:

(c)           Liens on Collateral securing the Permitted Second Lien Debt that are subject to the Intercreditor Agreement;

(xxi)        Section 9.04, exception clause (f) of the Credit Agreement is hereby deleted and the following is substituted therefor:

(f) so long as at the time of and after giving effect to any such repurchase, Borrower and the Restricted Subsidiaries have cash in an aggregate amount in excess of the sum of the Credit Exposures of the Lenders at such time and subject in all respects to Section 9.05(r), (i) repurchases for aggregate cash consideration not to exceed $50,000,000 (less the amount of the Sixth Amendment Effective Date Replenishment Amount attributable to Equity Interests other than Preferred Stock issued by Borrower) of Equity Interests other than Preferred Stock issued by Borrower and (ii) repurchases for aggregate cash consideration not to exceed $100,000,000 (less the amount of the Sixth Amendment Effective Date Replenishment Amount attributable to Preferred Stock issued by Borrower) of Preferred Stock issued by Borrower;

(xxii)       Section 9.05(a) of the Credit Agreement is hereby deleted and the following is substituted therefor:

(a)           any Investment in (i) any Restricted Subsidiary or (ii) any Unrestricted Subsidiary if, after giving effect to such Investment, such Unrestricted Subsidiary becomes a Restricted Subsidiary and complies with the requirements of Section 8.16;

(xxiii)      Section 9.05(m) of the Credit Agreement is hereby amended by deleting the phrase “SPP Units;” and substituting the following therefor:

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Equity Interests in Unrestricted Subsidiaries;.

(xxiv)     Section 9.05(r) of the Credit Agreement and the proviso following such section are hereby deleted and the following is substituted therefor:

(r)            Senior Unsecured Notes and Equity Interests issued by the Borrower; provided, that the aggregate cash consideration paid by the Borrower and the Restricted Subsidiaries to purchase Senior Unsecured Notes and Equity Interests issued by the Borrower is not greater than the remainder of (i) $100,000,000 minus (ii) the Sixth Amendment Effective Date Replenishment Amount; and provided, further, for the sake of clarity that the limitation in the foregoing proviso shall not apply to the issuance of Permitted Second Lien Debt in exchange for Senior Unsecured Notes and/or Equity Interests issued by the Borrower; and

provided, further, that none of the foregoing shall involve the incurrence of any Debt not permitted by Section 9.02 or any repurchase for cash consideration of Equity Interests issued by the Borrower not permitted by Section 9.04.

(xxv)      Section 9.11(f)(ii) of the Credit Agreement is hereby amended by deleting the phrase “SPP Units” and substituting the following therefor:

Equity Interests in Unrestricted Subsidiaries

(xxvi)     Clause (b) of the proviso in Section 9.15 of the Credit Agreement is hereby deleted and the following is substituted therefor:

(b) the Senior Unsecured Loan Documents, the Intercreditor Agreement or the Permitted Second Lien Documents,

(xxvii)    The last sentence of clause (a) of Section 9.20 of the Credit Agreement is hereby deleted and the following is substituted therefor:

Without limitation of the preceding sentence except as expressly set forth in the proviso to this sentence, (i) SN Services may own and operate aircraft, (ii) any Unrestricted Subsidiary may engage in the business of marketing, processing, treating, gathering, and transporting Hydrocarbons without limitation as to who produced such Hydrocarbons, and (iii) any Unrestricted Subsidiary may make direct or indirect investments in Oil and Gas Properties and other assets used or useful in the conduct of the oil and gas business and Persons in the oil and gas industry (including acquisitions of Debt of and Equity Interests in other Persons in the oil and gas industry), including Oil and Gas Properties and other assets and Persons which are not located within the geographical boundaries of the U.S. or the offshore area in the Gulf of Mexico over which the U.S. asserts jurisdiction; provided, that Borrower may not permit any Unrestricted Subsidiary to acquire

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any Debt of or Equity Interests in Borrower on or after the Sixth Amendment Effective Date.

(xxviii)   A new Section 9.22 of the Credit Agreement reading as set forth below is hereby inserted following Section 9.21 of the Credit Agreement:

Section 9.22         Repayment of Permitted Second Lien Debt; Amendment of Terms of Permitted Second Lien Documents.  The Borrower will not, and will not permit any Restricted Subsidiary to, prior to the date that is 180 days after June 30, 2019: (a) call, make or offer to make any optional or voluntary Redemption of or otherwise optionally or voluntarily Redeem (whether in whole or in part) any Permitted Second Lien Debt (other than in connection with a refinancing thereof permitted under the Intercreditor Agreement), or (b) amend, modify, waive or otherwise change, consent or agree to any amendment, modification, waiver or other change to, any of the terms of the Permitted Second Lien Documents other than amendments or other modifications that are permitted under the Intercreditor Agreement.  For the sake of clarity, nothing in this Section 9.22 shall restrict the payment of interest on any Permitted Second Lien Debt in accordance with the Intercreditor Agreement.

(xxix)     A new Schedule 7.01 to the Credit Agreement, “Corporate Organizational Chart” in the form attached as Schedule 7.01 to this Sixth Amendment is hereby added to the Credit Agreement in substitution for the prior Schedule 7.01.

(xxx)      A new Schedule 7.14 to the Credit Agreement, “Subsidiaries” in the form attached as Schedule 7.14 to this Sixth Amendment is hereby added to the Credit Agreement in substitution for the prior Schedule 7.14.

(xxxi)     Schedule 9.02 and Schedule 9.03 of the Credit Agreement and the references thereto in the Table of Contents of the Credit Agreement are each hereby deleted without replacement.

3.             Loan Parties’ Ratification. Subject to the conditions set out in Section 6, Borrower (and each Loan Party by its execution in the space provided below under “ACKNOWLEDGED for purposes of Sections 3 and 4”) hereby ratifies all of its Obligations under the Credit Agreement and each of the Loan Documents to which it is a party (other than the Guaranty which is specifically addressed in Section 4), and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party (other than the Guaranty which is specifically addressed in Section 4) are and shall continue to be in full force and effect. Nothing in this Sixth Amendment extinguishes, novates or releases any right, claim, Lien, security interest or entitlement of any of the Lenders, any Issuing Bank or the Administrative Agent created by or contained in any of such documents nor is any Loan Party released from any covenant, warranty or obligation created by or contained herein or therein.  Each Loan Party (other than the Borrower) agrees that its execution and delivery of this Sixth Amendment does not indicate or establish an approval or consent requirement by any such Loan Party under the Credit Agreement in connection with the execution and delivery of amendments to the Credit

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Agreement, the Notes or any of the other Loan Documents (other than any Loan Document to which such a Loan Party is a party).

4.             Guarantors’ Ratification. Each Guarantor by its execution in the space provided below under “ACKNOWLEDGED for purposes of Sections 3 and 4” hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of the Obligations, and its execution and delivery of this Sixth Amendment does not indicate or establish an approval or consent requirement by any Guarantor under the Guaranty in connection with the execution and delivery of amendments to the Credit Agreement, the Notes or any of the other Loan Documents (other than the Guaranty or any other Loan Document to which a Guarantor is a party).

5.             Conditions to Effectiveness of Sixth Amendment. This Sixth Amendment shall be effective upon the satisfaction, in the Administrative Agent’s sole discretion, of the following conditions precedent:

(i)                                     The Administrative Agent shall have executed, and shall have received from the Borrower, RBC, as Issuing Bank, and the Required Lenders duly executed signature pages to, this Sixth Amendment, and shall have received a duly executed acknowledgement of Sections 3 and 4 of this Sixth Amendment from each Guarantor;

(ii)                                  the Administrative Agent shall have received such other documents as the Administrative Agent or its counsel may reasonably request; and

(iii)                               the Borrower shall have paid the Administrative Agent for the account of each Approving Lender the Sixth Amendment Approval Fee due such Approving Lender.

6.             No Implied Amendment, Waiver or Consent. This Sixth Amendment shall not constitute an amendment or waiver of any provision not expressly referred to herein and shall not be construed as a consent to any action on the part of the Borrower that would require a waiver or consent of the Lenders or Required Lenders, as applicable, or an amendment or modification to any term of the Loan Documents except as expressly stated herein.

7.             Miscellaneous. This Sixth Amendment is a Loan Document. Except as affected by this Sixth Amendment, the Loan Documents are unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Credit Agreement, as amended by this Sixth Amendment, and any other Loan Document, the terms of the Credit Agreement will control and the other document will be deemed to be amended to conform to the terms of the Credit Agreement. All references to the Credit Agreement will refer to the Credit Agreement as amended by this Sixth Amendment and any other amendments properly executed among the parties. Borrower agrees that all Loan Documents to which it is a party (whether as an original signatory or by assumption of the Obligations) remain in full force and effect and

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continue to evidence its legal, valid and binding obligations enforceable in accordance with their terms (as the same are affected by this Sixth Amendment or are amended in connection with this Sixth Amendment). AS A MATERIAL INDUCEMENT TO THE ADMINISTRATIVE AGENT, THE ISSUING BANKS AND LENDERS PARTY HERETO TO ENTER INTO THIS SIXTH AMENDMENT, BORROWER RELEASES THE ADMINISTRATIVE AGENT, THE ISSUING BANKS, THE LENDERS AND THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, ASSIGNS, DIRECTORS, OFFICERS, EMPLOYEES, TRUSTEES, AGENTS AND ATTORNEYS FROM ANY LIABILITY FOR ACTIONS OR FAILURES TO ACT IN CONNECTION WITH THE LOAN DOCUMENTS PRIOR TO THE SIXTH AMENDMENT EFFECTIVE DATE. NO COURSE OF DEALING BETWEEN BORROWER OR ANY OTHER PERSON, ON THE ONE HAND, AND THE ADMINISTRATIVE AGENT, ISSUING BANKS AND THE LENDERS, ON THE OTHER, WILL BE DEEMED TO HAVE ALTERED OR AMENDED THE CREDIT AGREEMENT OR AFFECTED BORROWER’S, THE ADMINISTRATIVE AGENT’S, THE ISSUING BANKS’ OR THE LENDERS’ RIGHT TO ENFORCE THE CREDIT AGREEMENT AS WRITTEN. This Sixth Amendment will be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

8.             Form. Each agreement, document, instrument or other writing to be furnished to the Administrative Agent and/or the Lenders under any provision of this instrument must be in form and substance satisfactory to the Administrative Agent and its counsel.

9.             Headings. The headings and captions used in this Sixth Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Sixth Amendment, the Credit Agreement, or the other Loan Documents.

10.          Interpretation. Wherever possible each provision of this Sixth Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Sixth Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Sixth Amendment.

11.          Multiple Counterparts. This Sixth Amendment may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same agreement. This Sixth Amendment may be transmitted and/or signed by facsimile, telecopy or electronic mail. The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on all Loan Parties, all Lenders, the Administrative Agent and the Issuing Banks. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

12.          Governing Law. THIS SIXTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CHOICE-OF-LAW PROVISIONS THAT WOULD

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REQUIRE THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS SIXTH AMENDMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

BORROWER:

SANCHEZ ENERGY CORPORATION,
a Delaware corporation

By:	/s/ G. Gleeson Van Riet
G. Gleeson Van Riet
Senior Vice President — Chief Financial
Officer

ACKNOWLEDGED for the purposes stated in Sections 3 and 4:

GUARANTORS:

SEP HOLDINGS III, LLC,
a Delaware limited liability company

SN MARQUIS LLC,
a Delaware limited liability company

SN COTULLA ASSETS, LLC,
a Texas limited liability company

SN OPERATING, LLC,
a Texas limited liability company

SN TMS, LLC,
a Delaware limited liability company

SN CATARINA, LLC,
a Delaware limited liability company

By:	/s/ G. Gleeson Van Riet
G. Gleeson Van Riet
Senior Vice President — Chief Financial
Officer

ADMINISTRATIVE AGENT:

ROYAL BANK OF CANADA, as Administrative Agent

By:	/s/ Rodica Dutka
Name:	Rodica Dutka
Title:	Manager, Agency

ISSUING BANK AND APPROVING LENDER:

ROYAL BANK OF CANADA

By:	/s/ Mark Lumpkin, Jr.
Name:	Mark Lumpkin, Jr.
Title:	Authorized Signatory

APPROVING LENDERS:

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Matthew Brice
Name:	Matthew Brice
Title:	Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Warren Van Heyst
Name:	Warren Van Heyst
Title:	Authorized Signatory

COMPASS BANK

By:	/s/ Les Werme
Name:	Les Werme
Title:	Director

SUNTRUST BANK

By:	/s/ Chulley Bogle
Name:	Chulley Bogle
Title:	Vice President

ING CAPITAL LLC

By:	/s/ Josh Strong
Name:	Josh Strong
Title:	Director

By:	/s/ Charles Hall
Name:	Charles Hall
Title:	Managing Director

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Robert Kret
Name:	Robert Kret
Title:	AVP

IBERIABANK

By:	/s/ Stacy Goldstein
Name:	Stacy Goldstein
Title:	Senior Vice President

MUFG UNION BANK, N.A., f/k/a Union Bank, N.A.

By:	/s/ Brian Hawk
Name:	Brian Hawk
Title:	Vice President

SOCIÉTÉ GENÉRALÉ

By:	/s/ David Bornstein
Name:	David Bornstein
Title:	Director, Reserve Based Fianance

BMO HARRIS BANK, N.A.

By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Mark Roche
Name:	Mark Roche
Title:	Managing Director

By:	/s/ Nimisha Srivastav
Name:	Nimisha Srivastav
Title:	Director

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

COMERICA BANK

By:	/s/ Jeff Treadway
Name:	Jeff Treadway
Title:	Senior Vice President

FIFTH THIRD BANK

By:	/s/ Justin Bellamy
Name:	Justin Bellamy
Title:	Director

SCHEDULE 7.01

CORPORATE ORGANIZATIONAL CHART

All of the membership interests in each of SN Catarina, LLC, SEP Holdings III, LLC, SN Marquis LLC, SN Cotulla Assets, LLC, SN Operating, LLC, SN Midstream, LLC, SN TMS, LLC, SN Services, LLC, and SN UR Holdings, LLC are owned by Sanchez Energy Corporation.

SCHEDULE 7.14

SUBSIDIARIES

Name of Subsidiary	Jurisdiction of Organization	Federal Taxpayer ID	Ownership Interest
SEP Holdings III, LLC	Delaware	45-3193696	100% Membership Interest held by Borrower
SN Catarina, LLC	Delaware	45-3090102	100% Membership Interest held by Borrower
SN Cotulla Assets, LLC	Texas	45-3090102	100% Membership Interest held by Borrower
SN Marquis LLC	Delaware	45-3090102	100% Membership Interest held by Borrower
SN Operating, LLC	Texas	38-3902143	100% Membership Interest held by Borrower
SN Midstream, LLC	Delaware	45-3090102	100% Membership Interest held by Borrower
SN Services, LLC	Delaware	45-3090102	100% Membership Interest held by Borrower
SN Terminal, LLC	Delaware	45-3090102	100% Membership Interest held by SN UR Holdings, LLC
SN TMS, LLC	Delaware	45-3090102	100% Membership Interest held by Borrower
SN UR Holdings, LLC	Delaware	45-3090102	100% Membership Interest held by Borrower